Exhibit 99.1
30th Annual J.P. Morgan Healthcare Conference
San Francisco | January 9, 2012
Jay Grinney, President and Chief Executive Officer

Exhibit 99.1
The information contained in this presentation includes certain estimates, projections and other forward-
looking information that reflect our current outlook, views and plans with respect to future events, including legislative and regulatory developments, strategy, capital expenditures, financial performance, and business model. These estimates, projections and other forward-looking information are based on assumptions that HealthSouth believes, as of the date hereof, are reasonable. Inevitably, there will be differences between such estimates and actual events or results, and those differences may be material.
There can be no assurance that any estimates, projections or forward-looking information will be realized.
All such estimates, projections and forward-looking information speak only as of the date hereof.
HealthSouth undertakes no duty to publicly update or revise the information contained herein.
You are cautioned not to place undue reliance on the estimates, projections and other forward-looking information in this presentation as they are based on current expectations and general assumptions and are subject to various risks, uncertainties and other factors, including those set forth in the Form 10-K for the year ended December 31, 2010, the Form 10-Q for the quarters ended September 30, 2011, June 30, 2011, and March 31, 2011, and in other documents we previously filed with the SEC, many of which are beyond our control, that may cause actual results to differ materially from the views, beliefs and estimates expressed herein.
Note Regarding Presentation of Non-GAAP Financial Measures
The following presentation includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934. Schedules are attached that reconcile the non-GAAP financial measures included in the following presentation to the most directly comparable financial measures calculated and presented in accordance with Generally Accepted Accounting Principles in the United
States. Our Form 8-K, dated January 6, 2012, to which the following supplemental slides are attached as
Exhibit 99.1, provides further explanation and disclosure regarding our use of non-GAAP financial measures and should be read in conjunction with these supplemental slides.
Forward-Looking Statements

Portfolio - As of Jan. 6, 2011
Inpatient Rehabilitation Hospitals (“IRF”) •29 operate as JV’s with Acute Care Hospitals
Outpatient Rehabilitation Satellite Clinics
Hospital-Based Home Health Agencies
Number of States

Employees
Revenue
Inpatient Discharges
Outpatient Visits

Most Common Conditions (Q3 2011): 1. Neurological 17.1% 2. Stroke 16.9% 3. Debility 10.9% 4. Fracture of the lower extremity 10.2% 5. Other orthopedic conditions 9.9%

Largest Owner and Operator of Inpatient Rehabilitation Hospitals in the U.S.
CON approved for Ocala, FL;
expect to be operational Q4
2012
CON approved for Stuart, FL
(Martin County); expect to be
operational Q3 2013
CON approved for
Middletown, DE; being
contested
CON approved for Williamson
Co, TN; being contested
Marketshare
~ 8% of IRFs (Total in U.S. = 1,152) ~ 18% of Licensed Beds ~ 23% of Patients Served
Exhibit 99.1

2011 Milestones
✓ Completed the sale of five long-term acute care hospitals (LTCH)s for approx.
 $117.5 million (cash and retained working capital)
✓ Strengthened our balance sheet
 ― Retired the 10.75% senior notes due 2016
 ― Reduced total debt by approx. $257 million
✓ Implemented TeamWorks Care Management in all HealthSouth hospitals
✓ Completed clinical information system (CIS) pilot; system wide roll-out beginning in 2012
✓ Opened two new hospitals:
 ― HealthSouth Rehabilitation Hospital of Cypress, TX
 ― HealthSouth Rehabilitation Hospital at Drake (Cincinnati, OH)

Exhibit 99.1

Results through September 30, 2011

Adjusted EBITDA (1)
Revenue
Discharge Volume
Earnings Per Share (2)
 2011 2010 2011 2010
 Q3 9 Months
 2011 2010 2011 2010
 Q3 9 Months
(1) Reconciliation to GAAP provided on slides 21, 22, 23, and 25.
(2) Income from continuing operations attributable to HealthSouth per share. Earnings per share for Q3 2011 and 9 months 2011 include income tax expense of $0.19 per share and $0.23 per share, respectively, compared to income tax benefit (expense) of $0.01 per share and ($0.01) per share for Q3 2010 and 9 months 2010, respectively. The increase in both 2011 periods resulted from the reversal of a substantial portion of a valuation allowance against deferred tax assets in the fourth quarter of 2010.
(million)
(million)
Exhibit 99.1

 – Inpatient revenue growth of 6.1% vs. Q4 2010
 ▪ Discharge growth of 2.0% vs. Q4 2010 (5.2% FY 2011 vs. FY 2010)
 • Same-store discharge growth of 1.7% vs. Q4 2010 (3.3% FY 2011 vs. FY 2010)
 ▪ Revenue per discharge increase of 4.0% vs. Q4 2010
✓ Expense Management:
 – SWB as a percent of net revenue < 50.0%
 – Bad debt as a percent of net revenue approx. 1.2% in Q4 2011 (0.3% in Q4 2010)
✓ Balance Sheet:
− Reduced debt by approx. $73 million during Q4 2011
− Exercised option to purchase the property associated with the lease on HealthSouth
 Mountain View Regional Rehabilitation Hospital in Morgantown, WV
Q4 2011 Preliminary Observations

Q4 and YE 2011 results and 2012 guidance will be provided after market close on Feb. 23, 2012, and discussed during an investor conference call at 9:30 a.m. EST on Feb. 24, 2012.
Exhibit 99.1

(1) Reconciliation to GAAP provided on slides 21, 22, 23, and 25.
(2) The Company has not yet closed its books for Q4 and YE 2011.
(3) Exclusive of 12 months LTCH Adjusted EBITDA

Jan. 6, 2012
$455 million to $458 million
Reflects 11.1% to 11.8% growth over 2010
Oct. 27, 2011
$450 million to $455 million
Raised Guidance
Exhibit 99.1

2011 Guidance: EPS (1) (as of January 6, 2012)

Basic Earnings per Share
from Continuing
Operations Attributable to
HealthSouth (2) (3)
$1.18 to $1.23

Considerations:
✓ Includes $38.8 million, or $0.42 per share, loss (pre-tax) on early extinguishment of debt related to the
 Company’s retirement of its 10.75% senior notes
✓ Includes an approx. $28 million, or $0.30 per share, tax benefit and assumes provision for income tax of 38% to
 40% for Q4 2011
✓ Includes a $10.6 million, or $0.11 per share, gain (pre-tax) in government, class action, and related settlements
✓ The Adjusted EBITDA associated with the Company’s six LTCHs ($17.5 million in 2010) has been reclassified to discontinued operations.
✓ Assumes a basic share count of 93.3 million shares
(1) The Company has not yet closed its books for Q4 and YE 2011.
(2) Income from continuing operations attributable to HealthSouth
(3) Diluted earnings per share on a GAAP basis are the same as basic earnings per share due to the antidilutive impact in the period.

Basic Earnings per Share
from Continuing
Operations Attributable to
HealthSouth (1) (2) (3)
$1.22 to $1.25

Raised Guidance
Exhibit 99.1

 Business Model
 • Adjusted EBITDA CAGR: 5-8% (1)
 • Adjusted Free Cash Flow CAGR: 12-17% (1)
  Strategy
2011
2012
2013
2014
Delevering (2)
Achieved < 3.0x
debt to EBITDA
< 3.0x debt to EBITDA (subject to operating environment)
Growth
 Same-store growth (Includes bed expansions and unit consolidations)
 De novos  (target of 4/year)
Opportunistic, disciplined acquisitions
of complementary post-acute services
(1) Reconciliation to GAAP provided on slides 21 through 25.
(2) Exclusive of any E&Y recovery.

De novos
1- Cypress, TX
• Clinical Information
 System (CIS)
 Pilot
Key
Operational
Initiatives
•Beacon (Management Reporting Software) = Labor / outcomes / quality optimization
•TeamWorks = Care Management
•“CPR” (Comfort, Professionalism, Respect) Initiative
• CIS Implementation
Key Criteria:
•Regulatory clarity
•Market conditions
•Purchase price and terms and conditions
IRF Acquisitions
1- Drake, OH
De novos
1- Ocala, FL
Exhibit 99.1

(1) Reconciliation to GAAP provided on slide 24.
(2) Net of amortization of debt discounts and fees

Certain Uses of Cash Flows(1) (Millions) (	2010 Actual	2011 Estimates	2012 Assumptions
▪ Maintenance CAPEX	$37.9	~$50	$75 to $85
▪ Cash interest expense (2)	$119.3	~$116	$90 to $95
▪ Cash income taxes	$8	$5 to $8	$5 to $8
▪ Net cash settlements on interest rate swaps	$44.7	$10.9	$0
▪ Dividends paid on preferred stock	$26	$26	$26
▪ Working capital	($7.6)	~$20	TBD
 The increase in 2012
 maintenance CAPEX is
 driven by the clinical
 information system roll-
 out, two major hospital
 renovations, and
 increased hospital
 refresh projects.
Exhibit 99.1

Priorities for Reinvesting HealthSouth’s Free Cash Flows

• Debt prepayment
• Purchase leased properties (limited opportunity)
• Growth in core business
 ▪ Bed expansions
 ▪ De novo hospitals
 ▪ Acquisitions
 − Free standing IRFs
 − Hospital unit IRFs
• Share repurchase ($125 million authorization)
• Cash dividends (one time or regular)
Exhibit 99.1

Priorities for Reinvesting HealthSouth’s Free Cash Flows (cont.)

• Growth in core business    2012 Assumptions (millions)
 ▪ Bed expansions      $20 to $25
  (80-100 beds)
 ▪ De novo hospitals    $50 to $70
 (complete Ocala; start 4 others)
 ▪ Acquisitions    TBD
 − Free standing IRFs
 − Hospital unit
     $70 to $95, excluding acquisitions
Capital Allocation Considerations:
▪Financial leverage (subject to operating environment)
▪Relative risk/return characteristics (e.g. cash payback period, IRR, etc.)
▪Required cash outlay
▪Nature of opportunity (unique; time sensitive; otherwise limited; etc.)
▪External factors (regulatory, macro-economic)
Exhibit 99.1

Priorities for Reinvesting HealthSouth’s Free Cash Flows (cont.)

• Debt prepayment
• Purchased leased properties (limited opportunity)
• Share repurchase ($125 million authorization)
• Cash dividends (one time or regular)
Capital Allocation Considerations:
▪Relative risk/return characteristics (e.g. cash payback period, IRR, etc.)
▪Financial leverage (subject to operating environment)
▪Depth of liquidity in the market
▪External factors (regulatory, macro-economic)
Exhibit 99.1

HealthSouth: Strong and Sustainable Business Fundamentals
Growth Opportunities
Financial Strength
Industry Leading Position
Attractive Healthcare Sector

Cost-Effectiveness
Real Estate Portfolio
(1) Inclusive of non-consolidated entities
Exhibit 99.1

Appendix

Exhibit 99.1

Business Outlook: Revenue Assumptions
Revenue
Volume
•2.5% to 3.5% annual growth (excludes
acquisitions)
•Includes bed expansions, de novos
and unit consolidations
Pricing
Medicare
Managed
Care
Other
(1) We believe based on the 2012 Medicare rule for IRFs, HealthSouth should realize a net increase of approximately 1.6% in 2012.
(2) CMS proposed IRF Rule for FY 2012 and management estimates for FY 2013 and FY 2014.
(3) The Budget Control Act of 2011 includes a reduction of 200 bps to Medicare payments for all providers beginning 1/1/13. The reduction would be made from whatever level of payment would otherwise be provided under Medicare law and regulation.

2% Sequestration (3)
Exhibit 99.1

Business Outlook: Expense Assumptions
Expense
Salaries & Benefits (1)
Hospital Expenses
•Other operating and supplies
tracking with inflation
~4.5% of revenue
(excludes stock-based compensation)
Salaries
& Benefits
Hospital
Expenses
(1) Salaries, Wages and Benefits: ~ 90% Salaries and Wages; ~10% Benefits.
(2) May be adjusted to offset the Budget Control Act of 2011 or other Medicare reduction legislation

Exhibit 99.1

Note: These numbers are program spending only and do not include beneficiary copayments.
Sources: Center for Medicare & Medicaid Services, Medicare Trustees Report May 2011 - Page 45, MedPAC Data Book, June 2011 -
page 122, MedPAC December 2011 Public Meeting, Assessing Payment Adequacy
Skilled nursing
facilities 18.5%
Home health
agencies 19.4%
Inpatient
rehabilitation
hospitals 8.8%
Long-term acute
care hospitals 6.4%

2010
Medicare
Margin
Post-Acute Settings
Inpatient rehabilitation
spending (% of total
Medicare spending)
Exhibit 99.1

MedPAC IRF Assessment Summary

• Capacity
 ― IRF capacity and supply were relatively stable in 2010
• Volume
 ― Volume remained relatively stable in 2010
• Mix
 ― Patent mix has changed since 2004: Increase in share of IRF cases that meet the compliance threshold (stroke, brain injury, neurological disorders)
 ― Increasing average patient severity
• Margins
 ― Medicare margins were 8.8% in 2010, up from 8.4% in 2009; projected to be 8.0%
 in 2012.
• Quality
 ― There was a small improvement in risk-adjusted quality between 2004 and 2009.
• Access to capital
 ― Access to capital appears to be adequate.
• MedPAC price recommendation for FY2013
 ― 0% update for FY 2013 on the base rate(1)
Sources: MedPAC December 2011 Public Meeting, Assessing Payment Adequacy
(1) MedPAC makes recommendations in terms of percentage change up and down of the base rate. They do not use formulas like market basket minus productivity and do not take into account the potential effect of sequestration.
Exhibit 99.1

Debt Schedule
(1) Based on 4-quarter trailing and 2010 Adjusted EBITDA of $455.4 million and $409.6 million, respectively; reconciliation to GAAP provided on slides 21, 22, 23, and 25.

Exhibit 99.1

Reconciliation of Net Income to Adjusted EBITDA (1)(3)
(1) (2) (3) (4) - Notes on page 23.

Exhibit 99.1

Reconciliation of Net Income to Adjusted EBITDA (1)(3)
(1) (2) (3) (4) - Notes on page 23.

Exhibit 99.1

Reconciliation Notes for Slides 21-22
1. Adjusted EBITDA is a non-GAAP financial measure. The Company’s leverage ratio (total consolidated debt to Adjusted EBITDA for the trailing four quarters) is, likewise, a non-
 GAAP financial measure. Management and some members of the investment community utilize Adjusted EBITDA as a financial measure and the leverage ratio as a liquidity measure on an ongoing basis. These measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance or liquidity. In evaluating Adjusted EBITDA, the reader should be aware that in the future HealthSouth may incur expenses similar to the adjustments set forth.
2. Per share amounts for each period presented are based on diluted weighted average shares outstanding unless the amounts are antidilutive, in which case the per share amount is calculated using the basic share count after subtracting the $6.5 million per quarter dividend on the convertible perpetual preferred stock. The difference in shares between the basic and diluted shares outstanding is primarily related to our convertible perpetual preferred stock.
3. Adjusted EBITDA is a component of our guidance.
4. The dividends related to our convertible perpetual preferred stock must be subtracted from income from continuing operations when calculating basic earnings per share.

Exhibit 99.1

Adjusted Free Cash Flow

(1) Maintenance capital expenditures are expected to be approx. $50 million in 2011 and $75 million to $85 million in 2012.
(2) Final swap payment of $10.9 million was made in March 2011.

Exhibit 99.1

Net Cash Provided by Operating Activities

Exhibit 99.1